UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

February 17, 2022 (December 2, 2021)

Date of report (Date of earliest event reported)

Bitwise 10 Crypto Index Fund

(Exact name of registrant as specified in its charter)

Delaware	000-56270	82-3002349
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

400 Montgomery Street, Suite 600

San Francisco, CA 94111

(Address of Principal Executive Offices) (Zip Code)

(415) 968-1843

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Bitwise Investment Advisers, LLC (the “Sponsor”) on behalf of the Bitwise 10 Crypto Index Fund (BITW) (the “Trust”) is filing this amended Current Report on Form 8-K/A (the “Current Report”) to amend the Company’s current report on Form 8-K originally filed on December 2, 2021 (the “Original Form 8-K”) and amended on December 21, 2021 (the “Amended Form 8-K/A”), to remove the below highlighted language setting forth the steps that management of the Sponsor had previously planned to take in conjunction with the Trust’s change in valuation policy, and to clarify the actual next steps taken.

As set forth in the Amended Form 8-K/A, the Trust had determined that the previous valuation policy, which utilized a blended average approach for calculating the price of a digital asset instead of identifying a principal market for such digital asset, was not in keeping with the proper application of U.S. GAAP, specifically Financial Accounting Standards Board Accounting Standards Codification 820-10 (“ASC 820”), which outlines the application of fair value accounting under accounting principles generally accepted in the United States of America (“U.S. GAAP”), and, therefore, resulted in what was determined by the Sponsor to be an immaterial error in the Trust’s financial statements.

Initially, the Sponsor on behalf of the Trust, planned to re-issue audited financial statements for the Trust’s fiscal years 2019 and 2020. However, in accordance with the Financial Accounting Standards Board Accounting Standards Codification 250 (“ASC 250”), the correct course of action for the Trust to take with regard to an immaterial error is to make the changes to the valuation policy and the financial statements in subsequent periods as an out of period adjustment rather than a restatement of the financial statements as originally planned. The Quarterly Report on Form 10-Q filed on November 10, 2021 reflects the changes to the valuation policy and out of period adjustment.

This Current Report removes in its entirety the language below from the Amended Form 8-K/A.

(2) as soon as possible thereafter, the Sponsor will re-issue audited financial statements for the Trust’s fiscal years 2019 and 2020; the only substantive change in these re-issued financial statements will be to change the method of valuing the digital assets held by the Trust based on the price on a single principal market, in full consistency with ASC 820, and related conforming changes. Management believes that neither the dual-dated audited opinion regarding financial statements nor the forthcoming re-issued, audited financial statements will differ materially from the April 22, 2021 audited financial statements, or from each other.

This Current Report also updates the disclosure set forth under “Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review” to (1) note that the Sponsor now deems certain language, which was previously included in Note 3 to the financial statements for the Trust’s 2019 and 2020 fiscal years, that was included in amendment No. 2 to the Trust’s Form 10-12G/A filed with the Securities and Exchange Commission on August 13, 2021 and that is contained in square brackets and footnoted below, not to be accurate and that the Sponsor intends to omit such language when the Sponsor files an amendment to Form 10; and (2) clarify the scope of the non-reliance by amending and restating the last section of the Amended Form 8-K/A. The Company believes that the filing of a Form 8-K containing the disclosure set forth under “Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review” may not have been necessary, but the Original 8-K was filed out of an abundance of caution.

No other changes were made to the Amended Form 8-K/A. The Sponsor does not expect any of the above changes will have any impact on its financial position, operations or cash flow. Management of the Sponsor has discussed the matters disclosed in this Current Report with WithumSmith+Brown, PC (“WSB”), the Trust’s former independent registered public accounting firm, and KPMG LLP (“KPMG”), its successor independent registered public accounting firm.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 23, 2021, Bitwise Investment Advisers, LLC, (the “Sponsor”) on behalf of the Bitwise 10 Crypto Index Fund (BITW) (the “Trust”) filed its Form 10-12G with the Securities and Exchange Commission (“SEC”), which included its financial statements covering the Trust’s 2019 and 2020 fiscal years. The text of Note 3 to those financial statements is set out below between the three asterisks (***):

***

3. Fair Value Measurements

The Trust carries its investments at fair value in accordance with FASB ASC Topic 820, Fair Value Measurement. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. Fair value investments are not adjusted for transaction costs.

In determining fair value, the Trust uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement. The following summarizes the Trust’s assets accounted for at fair value at December 31, 2020.

	Level 1	Level 2	Level 3	Total
Assets
Investments in digital assets, at fair value	$—	$374,017,545	$—	$374,017,545

The following summarizes the Trust’s assets accounted for at fair value at December 31, 2019.

	Level 1	Level 2	Level 3	Total
Assets
Investments in digital assets, at fair value	$—	$21,691,233	$—	$21,691,233

***

On August 13, 2021, in response to comments provided by the SEC, the Sponsor filed an amendment to the Form 10, which included a change to Note 3 to the financial statements. The text of Note 3 as amended is set out below between the three asterisks (***):

***

3.    Fair Value Measurements

Calculation of Valuation

For all periods through the quarterly period ended March 31, 2021, the NAV per Share, the NAV of the Trust, and the fair valuations for each Portfolio Crypto Asset were calculated by the Fund’s Administrator in reliance on the fair value of each portfolio crypto asset based on the Bitwise Crypto Asset Price, which the Sponsor is and has been responsible for calculating. The Sponsor has provided this price to the Administrator, and the Administrator uses this price (multiplied by the Trust’s holdings) for each asset to determine the fair value of the Trust’s assets. The Administrator then subtracts the Trust’s liabilities to determine the Trust’s NAV. The administrator then divides this value by the Trust’s shares outstanding in order to determine the NAV per share. As a result of the Sponsor’s responsibility in this regard, any errors, discontinuance or changes in such valuation calculations may have had or may have an adverse effect on the value of the Shares. The Sponsor instituted this valuation policy in order to generate fair value estimates [as a result of its determination that U.S. GAAP contains no authoritative guidance related to the accounting for digital assets and]1 because it determined that such policy was in the best interest of shareholders, as it would avoid misstatements in valuation of the assets potentially arising from deviations in pricing across the digital asset market, and because of the fragmented nature of the digital asset trading ecosystem. As a result, management applied this valuation technique which it determined to be appropriate given the circumstances.

Following the filing of its Form 10, the Sponsor conducted a complete review of its process for determining fair valuation in the presentation of its financial statements and calculation of NAV. In this process, the Sponsor evaluated whether or not the identification of a principal market for each of the Trust’s assets for valuation purposes, during each period for which the Trust created and had audited its financial statements, would have created a material difference in the Trust’s estimated fair value or assets. In conjunction, the Sponsor began to consider a change in valuation policy for the fair valuation of cryptocurrencies held in the Trust. As a result, the Sponsor has developed a process for the determination of a principal market for each asset based on this consideration and intends to disclose this change in valuation policy and accounting policy when implemented, which is expected to be prior to the creation of financial statements for the period ending September 30, 2021.

[1]	The Sponsor now deems the language noted in square brackets not to be accurate and intends to omit such language when the Sponsor files an amendment to Form 10 that contains this amended Note 3.

The process that the Sponsor has developed for identifying a principal market, as described in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820-10, which outlines the application of fair value accounting, was to begin by identifying publicly available, well-established and reputable cryptocurrency exchanges selected by the Sponsor and its affiliates in their sole discretion, currently including BitFlyer, Binance, Bitstamp, Bittrex, Coinbase, itBit, Kraken, Gemini and Poloniex, and then calculating, on each valuation period, the highest volume exchange during the 60 minutes prior to 16:00 ET for each asset. In evaluating the markets that could be considered principal markets, the Trust considered whether or not the specific markets were accessible to the Trust, either directly or through an intermediary, at the end of each period.

In the process of this review, the Sponsor also retroactively applied this process for identifying a principal market to the prior periods of reported financial results, including the fiscal years 2018, 2019 and 2020, to determine whether or not any material or significant differences would have resulted from the application of a different valuation policy in the creation of each financial statement (e.g., comparing the fair value prices determined using the existing and previous valuation methodology to the hypothetical fair value prices using an identified principal market for each asset) and to consider whether management’s use of the existing valuation policy would have created any material departures from a valuation policy of identifying a principal market.

The results of this review are presented in the tables below for each period end for which the Trust prepared financial statements. The Sponsor’s results conclude that there are no material or significant differences in valuation or the financial statements as presented when using the policy of identifying a principal market described above as compared to the existing valuation methodology for any period since the Trust commenced operations, as the average difference in valuation prices was in all cases less than 0.05% or five one hundredths of one percent for each asset for each period measured, and that such differences are immaterial in all cases.

Quarterly Period Ended March 31, 2021
Asset	Existing Fair Value Price	Potential Principal Market	Potential Principal Market Price	Difference in Valuation in Percentage Terms
BTC	$58,586.41	Coinbase	$58,601.27	0.03%
ETH	$1,899.59	Coinbase	$1,899.98	0.02%
BCH	$525.73	Coinbase	$526.01	0.05%
LTC	$193.15	Coinbase	$193.22	0.04%
EOS	$4.62	Coinbase	$4.62	0.07%
XLM	$0.39	Coinbase	$0.39	0.05%
LINK	$27.96	Coinbase	$27.96	0.01%
ATOM	$18.96	Coinbase	$18.96	-0.04%
UNI	$27.64	Coinbase	$27.62	-0.05%
AAVE	$381.29	Coinbase	$381.25	-0.01%

While [the Sponsor has repeatedly disclosed in the notes to the Trust’s financial statements that U.S. GAAP contains no authoritative guidance related to the accounting for digital assets, and that]2 management has applied accounting standards it believes are appropriate to the circumstances, and despite these findings that the previous results are immaterially different, the Sponsor intends to change its valuation policy going forward based on the foregoing discussion and interpretation of ASC 820. The Sponsor intends to change its valuation policy for the purposes of calculating its ongoing net asset value, and processing ongoing subscription into the Trust and will similarly disclose this change in valuation policy, as well as the difference between the two policies.

Valuation during the periods presented

During the periods presented, the trust carried its investments at fair value in accordance with FASB ASC Topic 820, Fair Value Measurement. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. Fair value investments are not adjusted for transaction costs. The Trust utilized this method for purposes of calculating the Trust’s NAV.

[2]	The Sponsor now deems the language noted in square brackets not to be accurate and intends to omit such language when the Sponsor files an amendment to Form 10 that contains this amended Note 3.

In determining fair value, the Trust uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following summarizes the Trust’s assets accounted for at fair value at March 31, 2021.

	Level 1	Level 2	Level 3	Total
Assets
Investments in digital assets, at fair value	$—	$1,004,485,006	$—	$1,004,485,006

The following summarizes the Trust’s assets accounted for at fair value at December 31, 2020.

	Level 1	Level 2	Level 3	Total
Assets
Investments in digital assets, at fair value	$—	$374,017,545	$—	$374,017,545

***

On December 1, 2021, Management of the Sponsor concluded that because the amended text of Note 3 as filed on August 13, 2021 was added subsequent to the issuance of the opinion by WSB on April 22, 2021 related to the Trust’s financial statements, the existing opinion over the audited financial statements could not be relied on. In making this determination, Management of the Sponsor evaluated a SEC comment letter, dated November 12, 2021, to the Trust’s Form 10-12G, filed August 13, 2021, and discussed its decision with WSB and the Trust’s successor auditor, KPMG. The Sponsor does not believe that this has a material impact on the presentation of the Trust’s financial statements and the results presented in the audited financial statements.

Management of the Sponsor also believes that the text of the amended Note 3 is accurate except for the language noted in square brackets. Management expects that, in the near future, (i) Management will file an amendment to the Trust’s Form 10-12G/A, which will include (x) updated unaudited financial statements for the quarter period ended March 31, 2021 that include Note 3 in substantially the form of the amended text of Note 3, and make certain other revisions to Notes 2 and 4, and (y) updated audited financial statements for the years ended December 31, 2020 and December 31, 2019 that include certain revisions to Notes 2, 3 and 4, and (ii) WSB will re-issue the audit opinion covering the Trust’s audited financial statements for the years ended December 31, 2020 and December 31, 2019 with dual dates — the original date of April 22, 2021, and the new date of the re-issuance of the opinion — and that the new date of the re-issuance of the opinion will cover Notes 2, 3 and 4. The revised Notes 3 will include updated tables showing investments in digital assets, at fair value, held by the Trust as of the dates indicated.

The Sponsor does not expect any of the above changes will have any impact on its financial position, operations or cash flow.

Management of the Sponsor has discussed the matters disclosed in this Current Report with WSB, the Company’s former independent registered public accounting firm, and KPMG, its successor independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2022

Bitwise Investment Advisers, LLC as Sponsor of Bitwise 10 Crypto Index Fund (BITW)

By:	/s/ Hunter Horsley
Hunter Horsley
Chief Executive Officer (Principal Executive Officer)*

*

As the Registrant is a Trust, this report is being filed on behalf of the Registrant by Bitwise Investment Advisers, LLC, only in its capacity as the Sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of Bitwise Investment Advisers, LLC.